Exhibit 99

                        Collateral Stratification Report
                                  MALT 03-2 G7
================================================================================

Pool Summary
--------------------------------------------------------------------------------
Number of Loans:                                                            104
Current Balance:                                                 $41,963,689.77
Average Loan Balance:                                               $403,497.02
Minimum Balance:                                                    $261,407.62
Maximum Balance:                                                    $642,103.21
WA Net WAC:                                                              7.3067%
WA Original Term:                                                           358
WA Seasoning:                                                                19
WA Remaining Term:                                                          338
WA OLTV:                                                                  72.51%
NON-ZERO WA Servicing:                                                   0.2500%
NON-ZERO WA FICO:                                                           712
NON-ZERO WA DTI:                                                          35.12%
% LTV > 80%:                                                               5.92%
Lien Position - First:                                                   100.00%
Loans with Prepay Penalties:                                               0.00%
LPMI Loans:                                                                0.00%
LPMI Count:                                                                   0
Latest Stated Maturity:                                                20321101

Original Balance                    # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
$300,001. - $350,000.                       23          $7,601,157                    18.11%
$350,001. - $400,000.                       43          15,923,984                    37.95
$400,001. - $450,000.                       15           6,295,010                    15.00
$450,001. - $500,000.                       10           4,741,889                    11.30
$500,001. - $550,000.                        6           3,142,140                     7.49
$550,001. - $600,000.                        2           1,150,676                     2.74
$600,001. - $650,000.                        5           3,108,835                     7.41
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================
Minimum: 322,800.00
Maximum: 650,000.00
Average Original Bal: 411,375.33
Count: 104.


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                                                     Page 1 of 6
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

                        Collateral Stratification Report
                                  MALT 03-2 G7
================================================================================

Weighted Average Coupon             # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
5.876% - 6.000%                              1            $396,762                     0.95%
6.251% - 6.375%                              1             426,402                     1.02
6.501% - 6.625%                              1             517,787                     1.23
6.626% - 6.750%                              1             321,840                     0.77
6.751% - 6.875%                              4           1,530,366                     3.65
6.876% - 7.000%                              8           3,425,489                     8.16
7.001% - 7.125%                              3           1,414,346                     3.37
7.126% - 7.250%                              5           1,930,241                     4.60
7.251% - 7.375%                             17           6,226,568                    14.84
7.376% - 7.500%                             15           6,120,336                    14.58
7.501% - 7.625%                             12           4,805,111                    11.45
7.626% - 7.750%                             11           4,347,440                    10.36
7.751% - 7.875%                              6           2,572,880                     6.13
7.876% - 8.000%                              6           2,282,330                     5.44
8.001% - 8.125%                              2           1,043,498                     2.49
8.126% - 8.250%                              4           1,475,548                     3.52
8.251% - 8.375%                              4           2,003,734                     4.77
8.376% - 8.500%                              1             433,288                     1.03
8.501% - 8.625%                              1             313,642                     0.75
8.751% - 8.875%                              1             376,083                     0.90
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================
Minimum: 6.0000%
Maximum: 8.8750%
Weighted Average: 7.5567%

Loan To Value Ratio                 # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
50.00% 50.000                                6          $2,787,063                     6.64%
50.001% - 55.000%                            1             382,659                     0.91
55.001% - 60.000%                            6           2,213,786                     5.28
60.001% - 65.000%                            4           1,474,279                     3.51
65.001% - 70.000%                           12           4,818,057                    11.48
70.001% - 75.000%                           27          11,512,563                    27.43
75.001% - 80.000%                           41          16,292,493                    38.83
80.001% - 85.000%                            3           1,020,465                     2.43
85.001% - 90.000%                            4           1,462,325                     3.48
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================
Minimum: 28.8500
Maximum: 90.0000
Weighted Average: 72.5119


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                                                     Page 2 of 6
================================================================================

                        Collateral Stratification Report
                                  MALT 03-2 G7
================================================================================

Property Type                       # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
Single Family                               80        $32,022,330.                    76.31%
Two- to Four Family                         12          5,078,681.                    12.10
PUD                                         10          4,135,533.                     9.86
Condominium                                  2            727,146.                     1.73
-------------------------------------------------------------------------------------------
Total:                                     104        $41,963,690.                   100.00%
===========================================================================================

Loan Purpose                        # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
Purchase                                    54         $22,073,635                    52.60%
Cash Out Refinance                          26          10,728,262                    25.57
Rate/Term Refinance                         24           9,161,792                    21.83
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================

Owner Occupancy Status              # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
Primary                                    102         $40,983,918                    97.67%
Secondary                                    1             640,389                     1.53
Investor                                     1             339,382                     0.81
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                                                     Page 3 of 6
================================================================================

                        Collateral Stratification Report
                                  MALT 03-2 G7
================================================================================

Remaining Term to Maturity          # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
196                                          1            $396,762                     0.95%
234                                          1             344,728                     0.82
311                                          1             382,659                     0.91
312                                          2             682,540                     1.63
313                                          1             517,787                     1.23
314                                          1             327,830                     0.78
315                                          1             480,786                     1.15
316                                          1             385,355                     0.92
317                                          1             435,333                     1.04
318                                          3           1,256,141                     2.99
320                                          1             357,238                     0.85
321                                          2             626,770                     1.49
322                                          2             772,185                     1.84
331                                          1             376,083                     0.90
335                                          1             565,275                     1.35
336                                          2             649,337                     1.55
337                                          2             732,341                     1.75
338                                          1             360,598                     0.86
339                                          2           1,082,784                     2.58
340                                          2             732,537                     1.75
341                                          8           2,840,921                     6.77
342                                         12           4,660,147                    11.11
343                                         11           4,621,445                    11.01
344                                          8           3,470,256                     8.27
345                                          5           1,764,027                     4.20
346                                          6           2,382,451                     5.68
347                                          2           1,145,985                     2.73
348                                          1             495,416                     1.18
349                                          5           2,098,645                     5.00
350                                          2             731,606                     1.74
351                                          3           1,157,946                     2.76
352                                          2             760,580                     1.81
353                                          1             479,632                     1.14
354                                          6           2,603,107                     6.20
356                                          3           1,286,455                     3.07
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================
Minimum: 196.00
Maximum: 356.00
Weighted Average: 338.46


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                                                     Page 4 of 6
================================================================================

                        Collateral Stratification Report
                                  MALT 03-2 G7
================================================================================

Geographic Concentration            # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
New York                                    64         $25,879,866                    61.67%
Virginia                                     7           2,963,161                     7.06
California                                   5           2,116,348                     5.04
Maryland                                     5           1,937,688                     4.62
Florida                                      5           1,852,750                     4.42
Massachusetts                                4           1,585,783                     3.78
Michigan                                     3           1,286,648                     3.07
New Jersey                                   3           1,113,106                     2.65
Connecticut                                  2             785,917                     1.87
Illinois                                     2             694,168                     1.65
Colorado                                     1             640,389                     1.53
North Carolina                               1             392,048                     0.93
Texas                                        1             371,211                     0.88
Tennessee                                    1             344,607                     0.82
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================

Document Type                       # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
Stated Income                               52         $21,784,774                    51.91%
Full/Alternative                            51          19,754,890                    47.08
No Income, No Asset                          1             424,025                     1.01
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================

FICO Scores                         # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
Not Available 0                              9          $3,260,721                     7.77%
551 - 600                                    1             373,169                     0.89
601 - 650                                    6           2,705,188                     6.45
651 - 700                                   26          10,255,198                    24.44
701 - 750                                   43          17,664,537                    42.09
751 - 800                                   19           7,704,876                    18.36
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================
Minimum (not less than 100): 597
Maximum: 790
Weighted Average: 712


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                                                     Page 5 of 6
================================================================================

                        Collateral Stratification Report
                                  MALT 03-2 G7
================================================================================

ZIP CODE                            # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
10504                                        2          $1,012,002                     2.41%
20124                                        2             898,812                     2.14
10970                                        2             792,045                     1.89
94015                                        2             767,645                     1.83
11361                                        2             720,786                     1.72
Other                                       94          37,772,400                    90.01
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================

Originator                          # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
HSBC                                       104         $41,963,690                   100.00%
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================

Servicers   count          UPB        %    Min Servicing    Max Servicing    WA Servicing    Wa Total Deduction
---------------------------------------------------------------------------------------------------------------
HSBC          104   41,963,690   100.00%          0.2500%          0.2500%         0.2500%               0.2500%
---------------------------------------------------------------------------------------------------------------
Total:        104   41,963,690   100.00%          0.2500%          0.2500%         0.2500%               0.2500%
===============================================================================================================

Seasoning                           # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
4 - 6                                       10          $4,234,290                    10.09%
7 - 12                                      14           5,723,825                    13.64
13 - 24                                     61          24,442,829                    58.25
25 - 36                                      2             941,359                     2.24
37 - 48                                     16           6,238,729                    14.87
49 - 60                                      1             382,659                     0.91
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================
Minimum: 4.00
Maximum: 49.00
Average: 19.66
Weighted Average: 19.42

Balloon Flag                        # of Loans   Aggregate Balance   % of Aggregate Balance
-------------------------------------------------------------------------------------------
No                                         104         $41,963,690                   100.00%
-------------------------------------------------------------------------------------------
Total:                                     104         $41,963,690                   100.00%
===========================================================================================


The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

================================================================================
                                                                     Page 6 of 6